UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       February 8, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

     On February 8, 2002, Applebee's International, Inc.(the "Company") issued a press release entitled "Applebee's International Reports January Comparable Sales; Fourth Quarter 2001 Earnings Conference Call to be Broadcast over the Internet." The press release contained the following information.


                                                           FOR IMMEDIATE RELEASE


Contact: Carol DiRaimo,
         Director of Investor Relations
         (913) 967-4109


           Applebee's International Reports January Comparable Sales;
 Fourth Quarter 2001 Earnings Conference Call to be Broadcast over the Internet


Overland Park, Kan., February 8, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) today reported comparable sales for the four-week period ended January 27, 2002. System-wide comparable sales increased 4.9 percent for the January period, and comparable sales for franchise restaurants increased 5.3 percent. Comparable sales for company restaurants increased 3.5 percent, reflecting an increase in guest traffic of approximately 2.0 percent, combined with a higher average check.



Item 9.           Regulation FD Disclosure

     Applebee's International, Inc.(the "Company") also announced the following information.


The company will be releasing fourth quarter and fiscal year 2001 earnings after the market closes on Wednesday, February 13, 2002, and will be hosting a conference call to review the results on Thursday, February 14, 2002, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time). The conference call will be broadcast live over the Internet.

To listen to the conference call, please go to the Investor Relations section of the company's website (www.applebees.com) at least 15 minutes prior to the commencement of the call to register, download, and install any necessary audio software. A replay will be available shortly after the call.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,394 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's
International  can  be  found  at  the  company's  website  (www.applebees.com).


                                      # # #



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    February 8, 2002                  By: /s/  George D. Shadid
         ---------------------                 ---------------------
                                               George D. Shadid
                                               Executive Vice President and
                                               Chief Financial Officer



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